UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2021 (May 3, 2021)

BIOLIFE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3303 Monte Villa Parkway,
Bothell, WA 98021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value	BLFS	The Nasdaq Capital Market LLC

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2021 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to the acquisition by BioLife Solutions, Inc. (the “Company”) of one hundred percent (100%) of the issued and outstanding capital shares and other equity interests of Global Cooling, Inc. (“Global Cooling”) as reported on the Original Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Global Cooling as of and for the fiscal years ended December 31, 2020 and 2019 is filed as Exhibit 99.1 and is incorporated by reference herein.
The unaudited financial statements of Global Cooling as of and for the three months ended March 31, 2021 and 2020 is filed as Exhibit 99.2 and is incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of the Company relating to the acquisition of one hundred percent (100%) of the issued and outstanding capital shares and other equity interests of Global Cooling for the fiscal year ended December 31, 2020 and the statement of operations and balance sheet as of and for the three months ended March 31, 2021, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Clark, Schaefer, Hackett & Co.

99.1	The audited financial statements of Global Cooling as of and for the fiscal years ended December 31, 2020 and 2019.

99.2	The unaudited financial statements of Global Cooling as of and for the three months ended March 31, 2021.

99.3
The unaudited pro forma combined statement of operations of the Company relating to the acquisition of one hundred percent (100%) of the issued and outstanding capital shares and other equity interests of Global Cooling for the fiscal year ended December 31, 2020 and the statement of operations and balance sheet as of and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: July 7, 2021	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial and Chief Operating Officer